Exhibit 99.1

Supplemental Information

(Unaudited)

March 31, 2005

CORPORATE OFFICE PROPERTIES

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

March 31, 2005

Highlights and Discussion
Reporting Period Highlights – First Quarter 2005	1
Forward-Looking Statements	2

Financial Statements
Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses
Quarterly Equity Analysis	9
Quarterly Debt Analysis	10
Quarterly Operating Ratios	11
Quarterly Dividend Analysis	12
Investor Composition and Analyst Coverage	13
Debt Maturity Schedule – March 31, 2005	14

Portfolio Summary
Property Summary by Region – March 31, 2005	15
Property Occupancy Rates by Region by Quarter	19
Top Twenty Office Tenants as of March 31, 2005	20
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	21
Same Office Property Cash and GAAP Net Operating Income by Quarter	22
Average Occupancy Rates by Region for Same Office Properties	23
Office Lease Expiration Analysis by Year	24
Quarterly Office Renewal Analysis as of March 31, 2005	25
Year to Date Acquisition Summary as of March 31, 2005	26
Development Summary as of March 31, 2005	27
Land Inventory as of March 31, 2005	28
Joint Venture Summary as of March 31, 2005	29
Reconciliations of Non GAAP Measurements	30

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided on pages 30 through 31.  Refer to our Form 8k for definitions of certain terms used herein.

Reporting Period Highlights – First Quarter 2005

Financial Results

•                  Reported Net Income Available to Common Shareholders of $5,386,000 or $.14 per diluted share for the first quarter of 2005 as compared to $4,537,000 or $.14 per diluted share for the comparable 2004 period.

•                  Reported FFO – diluted of $21,143,000 or $.45 per share/unit for the first quarter of 2005 as compared to $16,307,000 or $.40 per share/unit for the comparable 2004 period, representing an increase of 12.5% per share/unit.

•                  Reported AFFO – diluted of $14,756,000 for the first quarter of 2005 as compared to $12,209,000 for the comparable 2004 period, representing an increase of 20.9%.

•                  Our FFO payout ratio was 54.5% for the first quarter of 2005 as compared to 56.9% for the comparable 2004 period.  Our AFFO payout ratio was 78.1% for the first quarter of 2005 as compared to 76.0% for the comparable 2004 period.

Financing Activity and Capital Transactions

•                  On March 21, 2005, we closed on a $32.0 million credit facility to fund the construction of Washington Tech Park II in Chantilly, Virginia and have borrowed $6.0 million as of March 31, 2005.

•                  As of March 31, 2005, our debt to market capitalization was 44.1% and our debt to undepreciated book value of real estate assets was 59.5%.  We achieved an EBITDA interest coverage ratio of 2.95x and an EBITDA fixed charge coverage ratio of 2.29x for this quarter.

Acquisitions / Dispositions

•                  On January 27, 2005, we acquired 19 acres of land, which can accommodate 246,773 developable square feet of office space, located in Westfields Corporate Center for $7.1 million.

•                  On March 16, 2005, we acquired 39 acres of land, which can accommodate 120,000 developable square feet of office space, located in Dahlgren Technology Center for $1.2 million.

•                  On March 30, 2005, we entered the San Antonio, Texas market with our $30.5 million purchase of two buildings containing 468,994 rentable square feet.  We have leased the entire space, which is under redevelopment to a sole tenant, with occupancy anticipated in the fourth quarter of 2005.  The company expects to spend approximately $7.5 million in capital expenditures prior to rent commencement.  In addition, we acquired an adjacent 15.7 acre parcel of land for $3.0 million.

Development

•                  We executed a long-term lease with a large creditworthy tenant for all 125,681 rentable square feet of the building to be located at 318 Carina Road (known as 318 NBP).  This building is under construction with an anticipated occupancy in the fourth quarter of 2005.

Operations

•                  Overall occupancy was 92.44% and our portfolio was 93.19% leased as of March 31, 2005.

•                  Our same property for cash NOI decreased slightly by 1.2% or $397,000 as compared to the quarter ended March 31, 2004.  Included in cash NOI our same office portfolio, among other effects, is a decrease of $1.1 million in base rent and termination fees associated with the former tenant, AT&T, at 431 Ridge Road.  Our same property portfolio consists of 119 properties and represents 82.6% of our total square feet owned as of March 31, 2005.

•                  Weighted average lease term of our office portfolio is 4.9 years as of March 31, 2005, with an average contractual rental rate (including tenant reimbursements of operating costs) of $20.68 per square foot.

•                  We renewed 361,299 square feet, or 80.3%, of our expiring office leases (based upon square footage) with an average committed cost of $1.80 per square foot during the first quarter.  For our renewed and retenanted space of approximately 472,000 square feet, we realized an increase in total rent of 5.0%, as measured from the GAAP straight-line rent in effect preceding the renewal date and (1.9%) in total cash rent.  We incurred an average committed cost of $5.66 per square foot for our renewed and retenanted space in the first quarter.

Subsequent Events

•                  On April 7, 2005, we acquired, for $43.3 million, two office buildings containing 221,702 square feet and an adjacent 9.7 acres of land for future development that will support 215,000 square feet in Montgomery County, Maryland.  We funded this purchase with proceeds from a $55.0 million bridge loan that matures in October 2005 and bears interest at varying rates based on a leverage grid.

•                  On April 7, 2005 we executed a $73.4 million notional amount forward swap at a fixed rate of 5.0244%, which commences in July 2005 and expires in July 2015.

•                  On April 11, 2005, we formed a joint venture with a limited partnership to develop up to 1.8 million square feet of office space on 63 acres of land located at Arundel Preserve in the Baltimore Washington Corridor, Hanover, Maryland.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2004.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Revenues from Real Estate Operations	$60,627	$58,613	$53,097	$53,892	$48,971

Total Revenues	77,724	66,328	60,563	59,962	56,623

Combined Net Operating Income	41,709	41,444	36,899	39,245	33,932

EBITDA	39,366	38,439	34,713	37,020	32,078

Net Income	9,040	9,446	9,750	8,843	8,993
Preferred Share dividends	(3,654)	(3,654)	(3,784)	(4,435)	(4,456)
Issuance costs associated with redeemed preferred shares	—	—	(1,813)	—	—

Net Income Available to Common Shareholders	$5,386	$5,792	$4,153	$4,408	$4,537

Earnings per diluted share	$0.14	$0.15	$0.12	$0.13	$0.14

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.14	$0.15	$0.17	$0.13	$0.14

Funds From Operations (FFO) - Diluted	$21,143	$20,879	$17,368	$21,410	$16,307
FFO per diluted share	$0.45	$0.45	$0.39	$0.50	$0.40

FFO per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.45	$0.45	$0.43	$0.50	$0.40

Adjusted FFO - Diluted	$14,756	$13,164	$11,759	$13,956	$12,209

Payout Ratios:

Earnings Payout	173.4%	160.4%	222.4%	178.7%	158.2%

FFO - Diluted	54.5%	55.4%	65.9%	46.4%	56.9%

AFFO - Diluted	78.1%	87.9%	97.3%	71.2%	76.0%

Total Dividends/Distributions	$15,337	$15,286	$15,235	$14,370	$13,708

Note: The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
Assets
Investment in real estate:
Land - operational	$268,307	$268,327	$260,197	$236,026	$229,558
Land - development	97,085	74,190	75,925	70,407	59,231
Construction in progress	109,345	61,962	49,453	51,387	35,387
Buildings and improvements	1,294,457	1,280,537	1,231,518	1,091,865	1,071,701
Investment in and advances to unconsolidated real estate joint ventures	1,209	1,201	1,094	1,055	1,059
Less: accumulated depreciation	(153,127)	(141,716)	(131,018)	(121,630)	(110,155)
Net investment in real estate	1,617,276	1,544,501	1,487,169	1,329,110	1,286,781

Cash and cash equivalents	6,212	13,821	6,812	12,202	9,536
Restricted cash	13,830	12,617	10,760	12,137	13,528
Accounts receivable, net	17,529	16,771	10,209	16,002	9,708
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	27,890	26,282	23,383	20,857	18,673
Deferred charges, net	27,168	27,642	26,407	24,006	19,551
Intangible assets on real estate acquisitions, net	64,965	67,560	67,083	53,874	55,577
Prepaid and other assets	19,658	18,646	14,703	18,380	14,719
Furniture, fixtures and equipment, net	2,771	2,565	2,579	2,512	2,316
Total assets	$1,798,920	$1,732,026	$1,650,726	$1,490,701	$1,432,010

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$1,091,688	$1,022,688	$947,332	$820,344	$829,755
Accounts payable and accrued expenses	46,400	46,307	41,168	37,535	29,217
Rents received in advance and security deposits	13,298	12,781	11,519	11,950	11,842
Deferred revenue associated with acquired operating leases	6,612	7,247	7,670	8,335	8,734
Dividends and distributions payable	14,766	14,713	14,533	13,668	12,991
Fair value of derivatives	—	—	45	106	429
Other liabilities	7,661	7,488	7,115	7,105	3,184
Total liabilities	1,180,425	1,111,224	1,029,382	899,043	896,152

Minority interests:
Preferred units in the Operating Partnership	8,800	8,800	8,800	—	—
Common units in the Operating Partnership	87,539	88,355	90,029	84,844	79,245
Other consolidated real estate joint ventures	1,699	1,723	1,594	5,602	5,498
Total minority interests	98,038	98,878	100,423	90,446	84,743

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (no shares issued as of March 31, 2005)	—	—	—	13	13
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of March 31, 2005)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of March 31, 2005)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of March 31, 2005)	22	22	22	22	22
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of March 31, 2005)	20	20	20	20	20
Common Shares of beneficial interest ($0.01 par value; 75,000,000 authorized, 37,043,386 shares issued as of March 31, 2005)	370	368	367	340	311
Additional paid-in capital	582,805	578,228	573,766	550,927	497,718
Cumulative distributions in excess of net income	(55,312)	(51,358)	(47,862)	(44,593)	(41,123)
Value of unearned restricted common share grants	(7,473)	(5,381)	(5,381)	(5,459)	(5,543)
Accumulated other comprehensive loss	—	—	(36)	(83)	(328)
Total shareholders’ equity	520,457	521,924	520,921	501,212	451,115
Total shareholders’ equity and minority interests	618,495	620,802	621,344	591,658	535,858
Total liabilities and shareholders’ equity	$1,798,920	$1,732,026	$1,650,726	$1,490,701	$1,432,010

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
Revenues
Rental revenue	$53,263	$52,630	$47,491	$49,038	$43,194
Tenant recoveries and other real estate operations revenue	7,364	5,983	5,606	4,854	5,777
Construction contract revenues	15,728	6,882	6,766	5,233	6,137
Other service operations revenues	1,369	833	700	837	1,515
Total Revenues	77,724	66,328	60,563	59,962	56,623

Expenses
Property operating	18,918	17,170	16,197	14,647	15,039
Depreciation and amortization associated with real estate operations	14,666	13,859	11,802	15,884	10,359
Construction contract expenses	14,897	6,453	6,483	4,979	5,818
Other service operations expenses	1,291	823	495	853	1,092
General and administrative expenses	3,276	3,467	2,698	2,487	2,286
Total operating expenses	53,048	41,772	37,675	38,850	34,594

Operating Income	24,676	24,556	22,888	21,112	22,029
Interest expense	(13,358)	(12,648)	(10,839)	(10,514)	(10,262)
Amortization of deferred financing costs	(396)	(495)	(577)	(500)	(859)

Income from continuing operations before gain/(loss) on sales of real estate, equity in (loss) of unconsolidated entities, income taxes and minority interests	10,922	11,413	11,472	10,098	10,908
Gain/(loss) on sales of real estate, excluding discontinued operations	24	24	24	24	(222)
Equity in (loss) of unconsolidated entities	—	—	—	—	(88)
Income tax (expense)	(457)	(420)	(145)	(30)	(200)
Income from continuing operations before minority interests	10,489	11,017	11,351	10,092	10,398
Minority interest in income from continuing operations
Common units in the Operating Partnership	(1,308)	(1,418)	(1,595)	(1,241)	(1,405)
Preferred units in the Operating Partnership	(165)	(165)	(14)	—	—
Other consolidated entities	24	12	8	(8)	—

Income from continuing operations	9,040	9,446	9,750	8,843	8,993
Income from discontinued operations, net of minority interests	—	—	—	—	—

Net Income	9,040	9,446	9,750	8,843	8,993
Preferred share dividends	(3,654)	(3,654)	(3,784)	(4,435)	(4,456)
Issuance costs associated with redeemed preferred shares	—	—	(1,813)	—	—

Net Income Available to Common Shareholders	$5,386	$5,792	$4,153	$4,408	$4,537

For EPS Computations:
Numerator:
Net Income Available to Common Shareholders	$5,386	$5,792	$4,153	$4,408	$4,537
Dividends on convertible preferred shares	—	—	—	—	21
Numerator for Dilutive EPS Computation	$5,386	$5,792	$4,153	$4,408	$4,558

Denominator:
Weighted Average Common Shares - Basic	36,555	36,296	33,797	32,743	29,814
Dilutive options	1,537	1,638	1,655	1,639	1,749
Preferred shares outstanding assuming conversion	—	—	—	—	539
Weighted Average Common Shares - Diluted	38,092	37,934	35,452	34,382	32,102

Earnings per diluted share	$0.14	$0.15	$0.12	$0.13	$0.14

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Net Income	$9,040	$9,446	$9,750	$8,843	$8,993
Issuance costs associated with redeemed preferred shares	—	—	(1,813)	—	—
Combined real estate related depreciation and other amortization	14,505	13,625	11,700	15,785	10,261
Depreciation and amortization of unconsolidated real estate entities	—	—	—	—	106
Depreciation and amortization allocable to minority interests in other consol. entities	(32)	(30)	(56)	—	—
Gain on sale of real estate properties, excluding redevelopment	(24)	(24)	(24)	(24)	(23)
Funds From Operations (FFO)	23,489	23,017	19,557	24,604	19,337

Minority interest - common units, gross	1,308	1,418	1,595	1,241	1,405
Preferred share dividends	(3,654)	(3,654)	(3,784)	(4,435)	(4,456)
Funds From Operations (FFO) - Basic	21,143	20,781	17,368	21,410	16,286

Convertible preferred share dividends	—	—	—	—	21
Restricted share dividends	—	98	—	—	—
Funds From Operations (FFO) - Diluted	$21,143	$20,879	$17,368	$21,410	$16,307

Straight line rent adjustments	(1,583)	(2,895)	(2,519)	(2,184)	(766)
Amortization of deferred market rental revenue	(70)	(125)	(224)	(273)	(309)
Issuance costs associated with redeemed preferred shares	—	—	1,813	—	—
Recurring capital expenditures	(4,734)	(4,695)	(4,679)	(4,997)	(3,023)
Adjusted Funds from Operations - Diluted	$14,756	$13,164	$11,759	$13,956	$12,209

Preferred dividends - redeemable non-convertible (1)	3,654	3,654	3,784	4,435	4,435
Preferred dividends - redeemable convertible	—	—	—	—	21
Preferred distributions	165	165	14	—	—
Common distributions	2,179	2,179	2,202	2,057	2,074
Common dividends	9,339	9,288	9,235	7,878	7,178
Total Dividends/Distributions	$15,337	$15,286	$15,235	$14,370	$13,708

Denominator for earnings per share - Diluted	38,092	37,934	35,452	34,382	32,102
Common units	8,544	8,588	8,690	8,765	8,863
Restricted shares	—	238	—	—	—
Denominator for funds from operations per share - Diluted	46,636	46,760	44,142	43,147	40,965

Funds From Operations (FFO) - Diluted	$21,143	$20,879	$17,368	$21,410	$16,307
Issuance costs associated with redeemed preferred shares (1)	n/a	n/a	1,813	n/a	n/a

FFO diluted, as adjusted for issuance costs associated with redeemed preferred shares	$21,143	$20,879	$19,181	$21,410	$16,307

Numerator for Dilutive EPS Computation	$5,386	$5,792	$4,153	$4,408	$4,558
Issuance costs associated with redeemed preferred shares (1)	n/a	n/a	1,813	n/a	n/a
Numerator for Dilutive EPS Computation, as adjusted	$5,386	$5,792	$5,966	$4,408	$4,558

Earnings per diluted share, as adjusted for issuance costs associated with redeemed preferred shares	$0.14	$0.15	$0.17	$0.13	$0.14

(1)          Earnings per diluted share and FFO per diluted share have been adjusted to exclude the issuance costs associated with our Series B redeemed preferred shares.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Net Income	$9,040	$9,446	$9,750	$8,843	$8,993
Combined interest expense	13,358	12,648	10,839	10,514	10,262
Amortization of deferred financing costs	396	495	577	500	859
Income tax expense, gross	457	420	145	30	200
Depreciation of furniture, fixtures and equipment	161	234	101	99	98
Combined real estate related depreciation and other amortization	14,505	13,625	11,700	15,785	10,261
Minority interest - preferred units	165	165	14	—	—
Minority interest - consolidated partnerships	(24)	(12)	(8)	8	—
Minority interest - common units, gross	1,308	1,418	1,595	1,241	1,405
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$39,366	$38,439	$34,713	$37,020	$32,078
Addback:
General and administrative	3,276	3,467	2,698	2,487	2,286
(Income) from service operations	(909)	(439)	(488)	(238)	(742)
Equity in loss/(income) of unconsol. real estate joint ventures	—	—	—	—	88
Gain on sale of depreciated real estate properties	(24)	(24)	(24)	(24)	(23)
Merchant sales and real estate services	—	1	—	—	245
Combined Net Operating Income (NOI)	$41,709	$41,444	$36,899	$39,245	$33,932

Discontinued Operations:
Revenues from real estate operations	$—	$—	$—	$—	$—
Property operating expenses	—	—	—	—	—
Depreciation and amortization	—	—	1	—	—
Interest	—	—	—	—	—
Gain on sale of real estate	—	—	—	—	—
Income from discontinued operations	—	—	1	—	—
Minority interests in discontinued operations	—	—	(1)	—	—
Income from discontinued operations, net of minority interests	$—	$—	$—	$—	$—

Gain/(loss) on sales of real estate per statement of operations	$24	$24	$24	$24	$(222)
(Loss)/gain on sales of real estate from discontinued operations	—	—	—	—	—
Combined gain/(loss) on sales of real estate	24	24	24	24	(222)
Merchant sales and real estate services	—	—	—	—	245
Gain on sales of depreciated real estate properties	$24	$24	$24	$24	$23

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
Common Equity - End of Quarter
Common Shares	37,043	36,842	36,635	33,952	30,976
Common Units	8,544	8,544	8,634	8,754	8,826
Total	45,587	45,386	45,269	42,706	39,803
End of Quarter Common Share Price	$26.48	$29.35	$25.62	$24.85	$25.00
Market Value of Common Shares/Units	$1,207,144	$1,332,079	$1,159,792	$1,061,244	$995,064

Common Shares Trading Volume
Average Daily Volume (Shares)	129	140	135	187	126
Average Daily Volume (Dollars in thousands)	$3,437.50	$3,829.59	$3,432.70	$4,226.56	$2,853.28
As a Percentage of Common Shares	0.4%	0.4%	0.4%	0.6%	0.4%

Common Share Price Range
Quarterly High	$29.30	$29.37	$26.91	$25.10	$25.05
Quarterly Low	$25.14	$25.70	$24.09	$19.00	$20.28
Quarterly Average	$26.55	$27.39	$25.38	$22.55	$22.62

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding (1)	352	352	352	n/a	n/a
Conversion Ratio	0.5000	0.5000	0.5000	n/a	n/a
Common Shares Issued Assuming Conversion	176	176	176	n/a	n/a

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding (2)	—	—	—	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Total Nonconvertible Preferred Equity	6,775	6,775	6,775	8,025	8,025
Total Convertible Preferred Equity	352	352	352	n/a	n/a
Total Preferred Equity	7,127	7,127	7,127	8,025	8,025
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$178,175	$178,175	$178,175	$200,625	$200,625

Weighted Average Shares:
Common Shares Outstanding	36,555	36,296	33,797	32,743	29,814
Preferred Shares Outstanding Assuming Conversion	—	—	—	—	539
Restricted shares	—	238	—	—	—
Dilutive options	1,537	1,638	1,655	1,639	1,749
Common Units	8,544	8,588	8,690	8,765	8,863
Denominator for funds from operations per share - diluted	46,636	46,760	44,142	43,147	40,965

Capitalization
Recorded Book Value of Preferred Shares	$178,175	$178,175	$178,175	$200,625	$200,625
Market Value of Common Shares/Units	1,207,144	1,332,079	1,159,792	1,061,244	995,064
Total Equity Market Capitalization	$1,385,319	$1,510,254	$1,337,967	$1,261,869	$1,195,689

Total Debt	$1,091,688	$1,022,688	$947,332	$820,344	$829,755

Total Market Capitalization	$2,477,007	$2,532,942	$2,285,299	$2,082,213	$2,025,444

Debt to Total Market Capitalization	44.1%	40.4%	41.5%	39.4%	41.0%
Debt to Total Assets	60.7%	59.0%	57.4%	55.0%	57.9%
Debt to Undepreciated Book Value of Real Estate Assets	59.5%	58.3%	70.6%	79.0%	57.1%

(1)          On September 23, 2004, we issued 352,000 Series I convertible preferred units at a value of $25.00 per unit.

(2)          On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042 per share for the third quarter 2004.

Quarterly Debt Analysis

(Dollars in thousands)

	2005		2004
	March 31		December 31		September 30		June 30		March 31
Debt Outstanding
Mortgage Loans	$773,315		$792,125		$1,036,955		$980,936		$637,387
Construction Loans	48,773		26,963		31,977		23,408		18,368
Unsecured Revolving Credit Facility	269,600		203,600		121,600		184,000		174,000
	$1,091,688		$1,022,688		$1,190,532		$1,188,344		$829,755

Average Outstanding Balance
Mortgage Loans	$778,021		$792,876		$644,324		$635,134		$687,012
Construction Loans	41,451		31,147		23,843		20,873		8,271
Revolving Credit Facility	—		—		—		—		14,429
Secured Revolving Credit Facility	—		—		—		—		22,609
Unsecured Revolving Credit Facility	226,307		155,422		202,573		175,494		34,681
	$1,045,779		$979,445		$870,740		$831,501		$767,002

Interest Rate Structure
Fixed	$728,232		$738,648		$725,696		$537,088		$563,624
Variable	363,456		234,040		171,636		233,256		216,131
Variable Subject to Interest Rate Protection(1) (2)	—		50,000		50,000		50,000		50,000
	$1,091,688		$1,022,688		$947,332		$820,344		$829,755

% of Fixed Rate Loans (3)	66.71%		77.12%		81.88%		71.57%		73.95%
% of Variable Rate Loans (2)	33.29%		22.88%		18.12%		28.43%		26.05%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	6.25%		6.10%		6.24%		6.23%		5.97%
Revolving Credit Facility	n/a		n/a		n/a		n/a		3.01%
Secured Revolving Credit Facility	n/a		n/a		n/a		n/a		5.54%
Unsecured Revolving Credit Facility	4.06%		3.48%		3.04%		2.92%		3.19%
Total Weighted Average	5.75%		5.85%		5.63%		5.53%		5.78%

Coverage Ratios (excluding capitalized interest) -- All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI	3.12	x	3.28	x	3.40	x	3.73	x	3.31	x
Interest Coverage - EBITDA	2.95	x	3.04	x	3.20	x	3.52	x	3.13	x
Debt Service Coverage - Combined NOI	2.01	x	2.21	x	2.22	x	2.49	x	2.01	x
Debt Service Coverage - EBITDA	1.90	x	2.05	x	2.09	x	2.35	x	1.90	x
Fixed Charge Coverage - Combined NOI	2.43	x	2.52	x	2.52	x	2.63	x	2.31	x
Fixed Charge Coverage - EBITDA	2.29	x	2.33	x	2.37	x	2.48	x	2.18	x

(1)          We had a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expired January 3, 2005.

(2)          On April 7, 2005, we executed into a $73.4 million notional amount forward swap at a fixed rate of 5.0244%, which commences in July 2005 and expires in July 2015.  Assuming the $73.4 million swap was effective as of March 31, 2005 our percentage of variable rate loans would decrease from 33.29% to 26.57%.

(3)          Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

OPERATING RATIOS -- All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues
(Net Income / Combined Real Estate Revenues)	14.91%	16.12%	18.36%	16.41%	18.36%

Combined NOI as a % of Combined Real Estate Revenues
(Combined NOI / Combined Real Estate Revenues)	68.80%	70.71%	69.49%	72.82%	69.29%

EBITDA as a % of Combined Real Estate Revenues
(EBITDA / Combined Real Estate Revenues)	64.93%	65.58%	65.38%	68.69%	65.50%

G&A as a % of Net Income
(G&A / Net Income)	36.24%	36.70%	27.67%	28.12%	25.42%

G&A as a % of Combined Real Estate Revenues
(G&A / Combined Real Estate Revenues)	5.40%	5.91%	5.08%	4.61%	4.67%

G&A as a % of EBITDA
(G&A / EBITDA)	8.32%	9.02%	7.77%	6.72%	7.13%

Quarter end occupancy for operating portfolio	92.44%	93.98%	93.04%	92.92%	91.85%
Quarter end % leased for operating portfolio	93.19%	94.96%	94.87%	94.38%	93.76%

Recurring Capital Expenditures	$4,734	$4,695	$4,679	$4,997	$3,023
Recurring Capital Expenditures per average square foot	$0.40	$0.40	$0.42	$0.47	$0.29
Recurring Capital Expenditures as a % of NOI (Combined NOI)	11.35%	11.33%	12.68%	12.73%	8.91%

Quarterly Dividend Analysis

	2005		2004
	March 31		December 31		September 30		June 30		March 31
Common Share Dividends
Dividends per share/unit	$0.255		$0.255		$0.255		$0.235		$0.235
Increase over prior quarter	0.0%		0.0%		8.5%		0.0%		0.0%

Common Dividend Payout Ratios
Payout - Earnings	173.4%		160.4%		222.4%		178.7%		158.2%

Payout - FFO - Diluted	54.5%		55.4%		65.9%		46.4%		56.9%

Payout - AFFO - Diluted	78.1%		87.9%		97.3%		71.2%		76.0%

Dividend Coverage - FFO - Diluted	1.84	x	1.81	x	1.52	x	2.16	x	1.76	x

Dividend Coverage - AFFO - Diluted	1.28	x	1.14	x	1.03	x	1.40	x	1.32	x

Common Dividend Yields
Dividend Yield	3.85%		3.48%		3.98%		3.78%		3.76%

Series I Preferred Unit Distributions (1)
Preferred Unit Distributions Per Unit	$0.46875		$0.46875		$0.46875		n/a		n/a
Preferred Unit Distributions Yield	7.50%		7.50%		7.50%		n/a		n/a
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		n/a		n/a

Series B Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a		n/a		n/a		$0.62500		$0.62500
Preferred Share Dividend Yield	n/a		n/a		n/a		10.00%		10.00%
Quarter End Recorded Book Value	n/a		n/a		n/a		$25.00		$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063		$0.64063		$0.64063		$0.64063		$0.64063
Preferred Share Dividend Yield	10.25%		10.25%		10.25%		10.25%		10.25%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719		$0.61719		$0.61719		$0.61719		$0.61719
Preferred Share Dividend Yield	9.875%		9.875%		9.875%		9.875%		9.875%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000		$0.50000		$0.50000		$0.50000		$0.50000
Preferred Share Dividend Yield	8.000%		8.000%		8.000%		8.000%		8.000%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875		$0.46875		$0.46875		$0.46875		$0.46875
Preferred Share Dividend Yield	7.500%		7.500%		7.500%		7.500%		7.500%
Quarter End Recorded Book Value	$25.00		$25.00		$25.00		$25.00		$25.00

(1)          On September 23, 2004, we issued 352,000 Series I convertible preferred units for $8.8 million or $50.00 per common share, on an as-if converted basis.

(2)          On July 15, 2004, we redeemed 100% of the outstanding 1,250,000 Series B preferred shares and paid a prorated dividend of $.1042  per share for the third quarter 2004.

Investor Composition and Analyst Coverage

(as of March 31, 2005)

SHAREHOLDER CLASSIFICATION	Common Shares	Common Units	As if Converted Preferred Shares / Units	Total	Fully Diluted Ownership % of Total

Insiders	974,906	7,582,238	—	8,557,144	18.70%
Institutional Ownership	31,029,636	—	—	31,029,636	67.80%
Other / Retail	5,038,844	961,970	176,000	6,176,814	13.50%
	37,043,386	8,544,208	176,000	45,763,594	100.00%

RESEARCH COVERAGE	March 31, 2005	December 31, 2004	September 30, 2004	June 30, 2004	March 31, 2004

A. G. Edwards	x	x	x	x	x
Credit Suisse First Boston	x	x	x	n/a	n/a
Ferris, Baker Watts, Incorporated	x	n/a	n/a	n/a	x
Legg Mason Wood Walker, Inc.	x	x	x	x	x
Maxcor Financial Group, Inc.	x	x	x	x	x
McDonald Investments	x	x	x	x	x
Raymond James	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	n/a	n/a	n/a
Stifel, Nicolaus & Company, Incorporated	x	x	x	n/a	n/a
Wachovia Securities	x	x	x	x	x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of December 31, 2004 per Vickers Stock Research Corporation.

Debt Maturity Schedule -  March 31, 2005

(Dollars in thousands)

		Non-Recourse Debt (1)		Recourse Debt (1) (4)

Year of Maturity		Annual Amortization of Monthly Payments	Due on Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver (2)	Total Scheduled Payments

2005		$10,858	$16,368	$361	$22,581	$—	$50,168
2006		14,758	59,975	4,164	—	—	78,897
2007		13,492	65,698	4,199	3,937	—	87,326
2008		11,543	142,903	549	65,215	269,600	489,810
2009		7,945	52,228	589	6,031	—	66,793
2010	(3)	7,324	52,177	50	12,481	—	72,032
2011		5,420	102,264	—	—	—	107,684
2012		3,818	36,123	—	—	—	39,941
2013		1,183	96,376	—	—	—	97,559
		$76,341	$624,112	$9,912	$110,245	$269,600	$1,090,210

			Net premium / (discount) to adjust to fair value of debt				1,478
			Debt per the Balance Sheet				$1,091,688

Notes:

(1)          Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)          We have the right to extend the Wachovia Revolver for a one-year period, subject to certain conditions, upon maturity in March 2007.  The  maturity date presented in the above table assumes that the extension option has already been exercised.

(3)          We assumed that our $9.8 million non-recourse loan that matures in September 2025 will be called in October 2010. The above table includes the $8.5 million amount due on maturity in 2010.

(4)          In addition to the recourse debt presented above, another $20.0 million of our debt is recourse, relating to the construction of 4851 Stonecroft Boulevard.

Property Summary by Region - March 31, 2005

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	304 Carina Road (304 NBP)	BWI Airport	NBP		M		162,498
	306 Carina Road (306 NBP)	BWI Airport	NBP		M		160,000
2	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
3	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
	322 Carina Road (322 NBP)	BWI Airport	NBP		M		125,847
	318 Carina Road (318 NBP)	BWI Airport	NBP		M		125,681
4	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
5	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
6	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
7	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
	2691 Technology Drive (191 NBP)	BWI Airport	NBP		M		103,683
8	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
9	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
10	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
11	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
12	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
13	114 National Business Parkway	BWI Airport	NBP	2002	M	9,908
						1,458,245	677,709

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,505
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,865
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	58,454
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,593
17	930 International Drive	BWI Airport	APS	1986	S	57,409
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	900 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,683,194	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,326
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,960
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
11	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,630	—

49	Subtotal (continued on next page)					3,627,069	677,709

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2005 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

49	Subtotal (continued from prior page)					3,627,069	677,709

1	2500 Riva Road	Annapolis		2000	M	155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway		M		125,000
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,760
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,909
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
	8621 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway		M		84,926
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	74,852
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,325
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,212	209,926

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

73	Total Baltimore / Washington Corridor					5,348,868	887,635

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
3	14502 Greenview Drive	Laurel		1988	M	72,392
4	14504 Greenview Drive	Laurel		1985	M	69,334
5	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

	Total Suburban Maryland					562,576	—

	Other

1	10150 York Road	North Baltimore Co.		1985	M	176,689
2	9690 Deereco Road	North Baltimore Co.		1988	M	134,175
3	375 West Padonia Road	North Baltimore Co.		1986	M	110,328
4	1615 and 1629 Thames Street	Baltimore City		1989	M	104,214

	Total Other					525,406	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2005 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	60,811
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	S	44,830
						263,010	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
	46591 Expedition Drive	St. Mary’s County	Expedition Park		M		60,000
						61,156	60,000

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	59,055
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,940	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	S	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,860
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,605	—

17	Total St. Mary’s & King George Counties					764,711	60,000

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,406
	15010 Conference Center Drive	Dulles South	Westfields		M		213,091
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,572
5	14280 Park Meadow Drive	Dulles South	Westfields	1999	M	114,126
6	4851 Stonecroft Boulevard	Dulles South	Westfields	2004	M	88,094
7	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
8	14840 Conference Center Drive	Dulles South	Westfields	2000	M	69,710
						1,229,864	213,091

1	13200 Woodland Park Road	Herndon	Woodlands	2002	M	404,665	—
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,728
						166,821	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	261,031
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	181,637
						442,668	—

13	Total Northern Virginia					2,244,018	213,091

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

2	Subtotal (continued on next page)					144,867	—

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - March 31, 2005 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

2	Subtotal (continued from prior page)					144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						117,212	—

16	Total Greater Harrisburg					671,759	—

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958

	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A -- Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A -- Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A -- Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A -- Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A -- Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A -- Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A -- Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,433
						61,433	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,394
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,657	—

13	Total Northern / Central New Jersey					904,250	—

	San Antonio, Texas

	8611 Military Drive	San Antonio		1982 / 1985	M	—	468,994
	Total San Antonio, Texas					—	468,994

145	TOTAL PORTFOLIO					11,981,937	1,629,720

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	St. Mary’s & King George Counties	Total Portfolio

March 31, 2005

Number of Buildings	73	13	13	4	16	5	4	17	145
Rentable Square Feet	5,348,868	2,244,018	904,250	960,349	671,759	562,576	525,406	764,711	11,981,937
Percent Occupied	94.44%	93.37%	74.41%	100.00%	86.75%	81.52%	97.62%	97.06%	92.44%

December 31, 2004

Number of Buildings	73	13	13	4	16	5	4	17	145
Rentable Square Feet	5,347,828	2,241,452	904,250	960,349	671,759	562,577	525,327	764,711	11,978,253
Percent Occupied	95.64%	94.49%	91.25%	100.00%	85.37%	79.38%	90.98%	96.87%	93.98%

September 30, 2004

Number of Buildings	73	12	13	4	16	5	4	9	136
Rentable Square Feet	5,347,301	2,153,358	904,250	960,349	672,572	561,979	527,168	489,924	11,616,901
Percent Occupied	94.93%	94.21%	91.09%	100.00%	83.69%	81.03%	82.86%	94.76%	93.04%

June 30, 2004

Number of Buildings	72	9	13	4	16	5	4	9	132
Rentable Square Feet	5,190,429	1,599,130	904,174	960,349	672,264	532,915	523,944	489,924	10,873,129
Percent Occupied	93.96%	94.93%	89.48%	100.00%	85.08%	83.77%	87.31%	94.50%	92.92%

March 31, 2004

Number of Buildings	72	9	13	4	16	4	3	8	129
Rentable Square Feet	5,190,826	1,599,137	904,174	960,349	672,264	506,104	335,985	430,869	10,599,708
Percent Occupied	91.68%	94.25%	88.50%	100.00%	86.10%	81.38%	91.91%	95.13%	91.85%

Top Twenty Office Tenants as of March 31, 2005

(Dollars and square feet in thousands)

Tenant	Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America (3)	30	1,338,315	12.1%	$30,495	13.3%	4.8
Booz Allen Hamilton, Inc.	10	471,067	4.3%	11,473	5.0%	7.4
Computer Sciences Corporation (4)	5	485,527	4.4%	11,372	5.0%	5.8
General Dynamics Corporation	11	440,913	4.0%	8,870	3.9%	4.6
The Titan Corporation (4)	5	232,136	2.1%	8,438	3.7%	8.4
Northrop Grumman Corporation	9	396,607	3.6%	8,293	3.6%	3.1
Unisys (5)	3	741,284	6.7%	7,901	3.4%	4.3
AT&T Corporation (4)	7	316,148	2.9%	6,716	2.9%	3.4
The Aerospace Corporation	3	222,366	2.0%	5,724	2.5%	9.7
Wachovia Bank	3	176,470	1.6%	5,324	2.3%	13.7
VeriSign, Inc.	2	162,841	1.5%	4,596	2.0%	9.3
The Boeing Company (4)	8	162,699	1.5%	4,101	1.8%	3.8
Ciena Corporation	3	221,609	2.0%	3,293	1.4%	3.1
Commonwealth of Pennsylvania (4)	6	205,386	1.9%	3,008	1.3%	4.3
Magellan Health Services, Inc.	2	142,199	1.3%	2,778	1.2%	6.3
PricewaterhouseCoopers	1	97,638	0.9%	2,720	1.2%	0.9
Johns Hopkins University (4)	7	106,473	1.0%	2,545	1.1%	2.4
Merck & Co., Inc. (Unisys) (5)	1	219,065	2.0%	2,372	1.0%	4.3
Carefirst, Inc. and Subsidiaries (4)	3	94,223	0.9%	2,277	1.0%	2.8
BAE Systems	7	199,212	1.8%	2,229	1.0%	1.7

Subtotal Top 20 Office Tenants	126	6,432,178	58.1%	134,525	58.7%	5.6
All remaining tenants	495	4,644,315	41.9%	94,575	41.3%	4.0
Total/Weighted Average	621	11,076,493	100.0%	$229,100	100.0%	4.9

(1)          Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(2)          The weighting of the lease term was computed using Total Rental Revenue.

(3)          Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)          Includes affiliated organizations or agencies.

(5)          Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$29,679	$28,725	$26,924	$25,018	$25,278
Northern Virginia	14,419	14,405	10,120	13,290	10,886
Northern/Central New Jersey	3,871	4,757	4,696	4,661	4,679
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,244	2,172	2,272	2,168	2,243
St. Mary’s and King George Counties	2,878	1,948	1,750	1,662	124
Suburban Maryland	2,454	2,389	2,622	2,358	1,555
Other	2,662	2,403	2,173	2,181	1,649
Subtotal	60,713	59,305	53,063	53,844	48,920
Eliminations / other	(86)	(691)	33	48	51

Combined Real Estate Revenues	$60,627	$58,614	$53,096	$53,892	$48,971

Combined Net Operating Income by Geographic Region by Quarter

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$20,270	$19,873	$18,266	$17,406	$17,153
Northern Virginia	9,404	9,634	6,955	10,216	7,574
Northern/Central New Jersey	2,361	3,508	3,309	3,420	3,193
Greater Philadelphia	2,471	2,459	2,467	2,467	2,467
Greater Harrisburg	1,500	1,489	1,582	1,409	1,500
St. Mary’s and King George Counties	2,172	1,388	1,374	1,304	91
Suburban Maryland	1,365	1,321	1,695	1,573	957
Other	1,490	1,377	1,216	1,402	946
Subtotal	41,033	41,049	36,864	39,197	33,881
Eliminations / other	676	395	35	48	51

Combined NOI	$41,709	$41,444	$36,899	$39,245	$33,932

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Office Properties:(1)

Baltimore/Washington Corridor	$18,004	$17,653	$17,171	$16,624	$16,237
Northern Virginia	6,130	5,058	5,006	8,915	7,274
Northern/Central New Jersey	2,393	3,503	3,247	3,437	3,217
Greater Philadelphia	2,534	2,523	2,530	2,479	2,478
Greater Harrisburg	1,473	1,504	1,568	1,384	1,707
Suburban Maryland	765	814	997	879	783
Other	931	951	894	1,029	931

Total Office Properties	$32,230	$32,006	$31,413	$34,747	$32,627

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31

Office Properties:(1)

Baltimore/Washington Corridor	$18,645	$18,327	$18,073	$17,454	$17,167
Northern Virginia	6,338	6,655	6,684	10,239	7,628
Northern/Central New Jersey	2,368	3,515	3,309	3,423	3,193
Greater Philadelphia	2,472	2,461	2,468	2,467	2,467
Greater Harrisburg	1,500	1,489	1,582	1,409	1,500
Suburban Maryland	802	845	1,034	925	801
Other	1,008	1,031	894	1,024	946

Total Office Properties	$33,133	$34,323	$34,044	$36,941	$33,702

(1)          Same office properties include buildings owned for a minimum of five reporting quarters.  Amounts reported do not include the effects of eliminations.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Baltimore / Washington Corridor	Northern Virginia	Northern / Central New Jersey	Greater Philadelphia	Greater Harrisburg	Suburban Maryland	Other	Total Office

1st Quarter 2005 Average

Number of Buildings	72	9	12	4	16	3	3	119
Rentable Square Feet	5,191,942	1,599,130	746,856	960,349	671,759	377,680	348,691	9,896,407
Percent Occupied	94.27%	93.81%	79.06%	100.00%	86.52%	81.54%	96.82%	92.68%

4th Quarter 2004 Average

Number of Buildings	72	9	12	4	16	3	3	119
Rentable Square Feet	5,191,006	1,599,130	746,856	960,349	672,301	377,523	348,638	9,895,803
Percent Occupied	94.82%	95.52%	92.68%	100.00%	84.01%	80.49%	93.47%	93.94%

3rd Quarter 2004 Average

Number of Buildings	72	9	12	4	16	3	3	119
Rentable Square Feet	5,190,524	1,599,130	746,856	960,349	672,367	377,082	348,656	9,894,964
Percent Occupied	94.29%	95.22%	93.13%	100.00%	83.40%	82.82%	85.60%	93.43%

2nd Quarter 2004 Average

Number of Buildings	72	9	12	4	16	3	3	119
Rentable Square Feet	5,190,429	1,599,132	746,856	960,349	672,264	377,077	339,050	9,885,157
Percent Occupied	92.67%	94.72%	90.59%	100.00%	86.19%	79.11%	92.09%	92.58%

1st Quarter 2004 Average

Number of Buildings	72	9	12	4	16	3	3	119
Rentable Square Feet	5,187,921	1,599,137	746,815	960,349	672,264	377,074	335,985	9,879,545
Percent Occupied	91.15%	94.30%	90.43%	100.00%	86.64%	78.58%	91.29%	91.68%

(1)          Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)
April - June	26	208,439	1.9%	$4,464	1.9%	$21.42
July - September	21	189,212	1.7%	4,052	1.8%	21.41
October - December	24	156,462	1.4%	3,555	1.6%	22.72
Total 2005	71	554,113	5.0%	12,071	5.3%	21.78

January - March	22	287,645	2.6%	6,709	2.9%	23.32
April - June	23	190,338	1.7%	3,910	1.7%	20.54
July - September	16	229,627	2.1%	3,481	1.5%	15.16
October - December	26	298,475	2.7%	6,741	2.9%	22.58
Total 2006	87	1,006,085	9.1%	20,841	9.1%	20.71

2007	120	1,652,228	14.9%	32,971	14.4%	19.96
2008	89	1,249,346	11.3%	26,651	11.6%	21.33
2009	113	2,371,070	21.4%	38,915	17.0%	16.41
2010	58	1,282,584	11.6%	28,900	12.6%	22.53
2011	17	493,033	4.5%	8,572	3.7%	17.39
2012	13	558,048	5.0%	12,022	5.2%	21.54
2013	6	386,290	3.5%	11,226	4.9%	29.06
2014	14	688,976	6.2%	19,708	8.6%	28.60
2015	5	316,875	2.9%	7,769	3.4%	24.52
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	3	328,944	3.0%	7,204	3.1%	21.90

Other (3)	25	188,901	1.7%	2,250	1.0%	11.91

Total / Average	621	11,076,493	100.0%	$229,100	100.0%	$20.68

NOTE:  As of  March 31, 2005, the weighted average lease term is 4.9 years.

(1)          Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)          Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2005 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(3)          Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Quarterly Office Renewal Analysis as of March 31, 2005

	Baltimore/ Washington Corridor	Northern Virginia	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	St. Mary’s & King George Counties	Other	Total Office

Quarter Ended March 31, 2005:

Expiring Square Feet	391,209	—	4,390	26,038	10,976	7,810	9,502	449,925
Vacated Square Feet	75,904	—	—	4,943	—	2,030	5,749	88,626
Renewed Square Feet	315,305	—	4,390	21,095	10,976	5,780	3,753	361,299
Retention Rate (% based upon square feet)	80.60%	0.00%	100.00%	81.02%	100.00%	74.01%	39.50%	80.30%

Renewed Space Only:
Average Committed Cost per Square Foot	$1.57	$—	$3.09	$0.89	$2.60	$16.80	$—	$1.80
Weighted Average Lease Term in years	4.0	9.1	2.6	3.9	1.0	3.8	2.0	3.9

Change in Total Rent - GAAP	11.17%	0.00%	3.09%	-13.90%	6.53%	4.34%	3.05%	8.58%
Change in Total Rent - Cash	3.80%	0.00%	2.40%	-18.20%	1.99%	-2.48%	3.05%	1.81%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$4.08	$49.86	$7.09	$3.82	$2.60	$15.44	$—	$5.66
Weighted Average Lease Term in years	4.1	9.1	5.1	3.9	1.0	3.8	2.5	4.2

Change in Total Rent - GAAP	8.49%	-5.14%	-9.14%	-11.09%	6.53%	6.07%	6.40%	5.01%
Change in Total Rent - Cash	1.32%	-14.90%	-17.90%	-14.77%	1.99%	-0.67%	3.15%	-1.93%

Notes:    No renewal or retenanting activity transpired in our Greater Philadelphia region.
Activity is exclusive of owner occupied space and leases with less than a one year term.
Expiring square feet includes early renewals and excludes early terminations.

Year to Date Acquisition Summary as of March 31, 2005 (1)

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	Contractual Purchase Price	Investment (2)
Individual Property:

8611 Military Drive (3) (4)	San Antonio	3/30/2005	468,994	100.0%	$30,500	$30,674

Total			468,994	100.0%	$30,500	$30,674

(1)  Excludes land only acquisitions.

(2)  Initial accounting investment recorded by property as of March 31, 2005.

(3)  This property is under redevelopment as of March 31, 2005.

(4)  Contractual purchase price as of March 31, 2005 excludes $3.0 million purchase of adjacent land parcel.

Development Summary as of March 31, 2005

(Dollars in thousands)

Property and Location	Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 3/31/2005	Anticipated Date of Operations

Under Construction

2691 Technology Drive (191 NBP)								Construction
Annapolis Junction, Maryland (1)	BWI Airport	Owned	103,683	100.00%	$19,950	$16,481	$10,895	3Q 05

318 Carina Road (318 NBP)								Construction
Annapolis Junction, Maryland (2)	BWI Airport	Owned	125,681	100.00%	21,639	17,403	11,512	4Q 05

8621 Robert Fulton Drive (Phase I)	Howard Co.							Construction
Columbia, Maryland	Perimeter	JV	84,926	76.71%	12,848	4,395	—	4Q 05

304 Carina Road (304 NBP)								Construction
Annapolis Junction, Maryland (3)	BWI Airport	Owned	162,498	100.00%	28,577	16,797	8,308	1Q 06

46591 Expedition Drive (Expedition 6)	St. Mary’s							Construction
Lexington Park, Maryland	County	Owned	60,000	0.00%	7,946	4,301	—	1Q 06

322 Carina Road (322 NBP)								Construction
Annapolis Junction, Maryland	BWI Airport	Owned	125,847	0.00%	21,381	7,458	—	2Q 06

15010 Conference Center Drive (WTP II)								Construction
Chantilly, Virginia (4)	Dulles South	Owned	213,091	0.00%	38,566	19,.630	6,031	3Q 06

306 Carina Road (306 NBP)								Construction
Annapolis Junction, Maryland	BWI Airport	Owned	160,000	0.00%	$26,746	11,605	—	3Q 06

6711 Columbia Gateway Drive	Howard Co.							Construction
Columbia, Maryland	Perimeter	Owned	125,000	0.00%	$24,278	7,881	—	4Q 06

Total Under Construction			1,160,726	39.37%	$201,931	$105,951	$36,746

Redevelopment

8611 Military Drive								Redevelopment
San Antonio, Texas	San Antonio	Owned	468,994	100.00%	$7,500	$—	$—	4Q 05

Total Redevelopment			468,994	100.00%	$7,500	$—	$—

Under Development

320 Carina Road (320 NBP)								Development
Annapolis Junction, Maryland	BWI Airport	Owned	125,760	0.00%	$22,370	$3,360	$—	4Q 06

302 Carina Road (302 NBP)								Development
Annapolis Junction, Maryland	BWI Airport	Owned	160,000	0.00%	30,947	4,319	—	2007

Total Under Development			285,760	0.00%	$53,317	$7,679	$—

(1) Total loan commitment is $16.6 million.

(2) Total loan commitment is $19.3 million.

(3) Total loan commitment is $27.1 million.

(4) Total loan commitment is $32.0 million.

Land Inventory as of March 31, 2005

Location	Submarket	Status	Acres	Developable Square Feet

Westfields Corporate Center	Dulles South	owned	19	246,800
Westfields Corporate Center	Dulles South	owned	17	377,300
Westfields Corporate Center	Dulles South	owned	32	674,200
Woodland Park	Herndon	owned	5	225,000
Total Northern Virginia			73	1,523,300

National Business Park	BWI Airport	owned	34	500,000
Columbia Gateway Exchange III	Howard Co. Perimeter	leased	4	126,200
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14	215,000
Columbia Gateway Parcel N-10	Howard Co. Perimeter	JV	4	49,400
Columbia Gateway Parcel N-11	Howard Co. Perimeter	owned	3	28,500
MOR Montpelier 3	Howard Co. Perimeter	JV	2	19,000
Total Baltimore / Washington Corridor			61	938,100

Unisys Campus	Blue Bell	owned	45	600,000
Unisys Campus	Blue Bell	option	27	354,000
Total Greater Philadelphia			72	954,000

Princeton Technology Center	Exit 8A - Cranbury	owned	19	250,000
Total Northern / Central New Jersey			19	250,000

Dahlgren Technology Center	King George County	owned	39	120,000
Expedition Park	St. Mary’s	owned	6	60,000
Total St. Mary’s & King George Counties			45	180,000

Commerce Court	Commerce Park	option	6	68,000
Total Harrisburg			6	68,000

TOTAL			276	3,913,400

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on page 27.

Joint Venture Summary as of March 31, 2005

(Dollars in thousands)

Consolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets	Consolidated Debt as of 3/31/05	Recourse to COPT	Option to Acquire Partner’s Interest
4230 Forbes Boulevard
Lanham, Maryland	50%	Operating	55,867	5 acres	$4,642	$3,674	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC
Laurel, Maryland	50%	Development	19,000	2 acres	948	—	N/A	Yes

8621 Robert Fulton Drive
Columbia, Maryland	80%	Construction	84,926	7 acres	4,395	—	N/A	Yes

8601 Robert Fulton Drive
Columbia, Maryland	80%	Development	49,400	4 acres	1,279	—	N/A	Yes

TOTAL					$11,264	$3,674

Unconsolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 3/31/05	Recourse to COPT	Option to Acquire Partner’s Interest

695 Route 46
Wayne, New Jersey	20%	Operating	157,394	13 acres	$1,209	$13,989	No	No

TOTAL					$1,209	$13,989

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
Total Assets or Denominator for Debt to Total Assets	$1,798,920	$1,732,026	$1,650,726	$1,490,701	$1,432,010
Accumulated depreciation	153,127	141,716	131,018	121,630	110,155
Intangible assets on real estate acquisitions, net	64,965	67,560	67,083	53,874	55,577
Assets other than assets included in investment in real estate	(181,644)	(187,525)	(163,557)	(161,591)	(145,229)

Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$1,835,368	$1,753,777	$1,685,270	$1,504,614	$1,452,513

GAAP Revenues from Real Estate Operations	$60,627	$58,613	$53,097	$53,892	$48,971
Revenues from discontinued operations	—	—	—	—	—
Other income/(expense)	—	1	(1)	—	—
Combined Real Estate Revenues	$60,627	$58,614	$53,096	$53,892	$48,971

GAAP Revenues from Real Estate Operations	$60,627	$58,613	$53,097	$53,892	$48,971
Property operating	(18,918)	(17,170)	(16,197)	(14,647)	(15,039)
Revenues from discontinued operations	—	—	—	—	—
Property operating from discontinued operations	—	—	—	—	—
Other revenue	—	1	(1)	—	—
Combined Net Operating Income	$41,709	$41,444	$36,899	$39,245	$33,932

GAAP Net Operating Income for Same Office Properties	$33,133	$34,323	$34,044	$36,941	$33,702
Less: Straight line rent adjustments	(746)	(2,085)	(2,365)	(1,930)	(762)
Less: Amortization of deferred market rental revenue	(157)	(232)	(266)	(264)	(313)
Cash Net Operating Income for Same Office Properties	$32,230	$32,006	$31,413	$34,747	$32,627

Depreciation and amortization	$14,666	$13,859	$11,802	$15,884	$10,359
Depreciation of furniture, fixtures and equipment	(161)	(234)	(101)	(99)	(98)
Depreciation and amortization from discontinued operations	—	—	(1)	—	—
Combined real estate related depreciation and other amortization	$14,505	$13,625	$11,700	$15,785	$10,261

Total tenant improvements and incentives on operating properties	$13,163	$3,455	$3,924	$4,420	$2,268
Total capital improvements on operating properties	2,105	4,121	3,669	1,723	836
Total leasing costs for operating properties	668	2,761	2,598	5,793	566
Less: Nonrecurring tenant improvements and incentives on operating properties	(9,551)	(772)	(1,454)	(1,655)	(112)
Less: Nonrecurring capital improvements on operating properties	(1,630)	(2,834)	(2,920)	(841)	(505)
Less: Nonrecurring leasing costs for operating properties	(21)	(2,036)	(1,138)	(4,443)	(30)
Recurring capital expenditures	$4,734	$4,695	$4,679	$4,997	$3,023

Reconciliations of Non GAAP Measurements (continued)

(Dollars in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
Interest expense from continuing operations	$13,358	$12,648	$10,839	$10,514	$10,262
Interest expense from discontinued operations	—	—	—	—	—
Combined interest expense or denominator for interest coverage	$13,358	$12,648	$10,839	$10,514	$10,262
Scheduled principal amortization	7,394	6,093	5,775	5,271	6,618
Denominator for Debt Service Coverage	$20,752	$18,741	$16,614	$15,785	$16,880
Scheduled principal amortization	(7,394)	(6,093)	(5,775)	(5,271)	(6,618)
Preferred dividends - redeemable non-convertible	3,654	3,654	3,784	4,435	4,435
Preferred dividends - redeemable convertible	—	—	—	—	21
Preferred distributions	165	165	14	—	—
Denominator for Fixed Charge Coverage	$17,177	$16,467	$14,637	$14,949	$14,718

Common dividends for Earnings Payout Ratio	$9,339	$9,288	$9,235	$7,878	$7,178
Common distributions	2,179	2,179	2,202	2,057	2,074
Restricted shares	—	98	—	—	—
Convertible preferred dividends	—	—	—	—	21
Dividends and distributions for FFO and AFFO Payout Ratio	$11,518	$11,565	$11,437	$9,935	$9,273